EX-99.B4.g. Contract Schedule Pages

S40832-NY

Contract Schedule

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]
Maximum Issue Age:	[80]

Purchase Payments
Initial Purchase Payment:                                                                $[10,000]
Minimum Additional Purchase Payment:                                                                           $[50]
Maximum Total Purchase Payments:                                                                           $1 million; higher amounts may be accepted with our approval

Transfers
Number of Free Transfers Permitted:                                                                           12 each Contract Year
Transfer Fee:                                                                $25 for each transfer in excess of the free transfers permitted

Contract Charges
Mortality and Expense Risk Charge:                                                                           [1.40]%
Contract Maintenance Charge:	$[30.00] each Contract Year
Designated Amount:                                                                $[100,000]

Withdrawals
Minimum Partial Withdrawal:                                                                $[500]
Minimum Required Value:                                                                $[2,000]
Free Withdrawal Amount:                                                                [12]% of total Purchase Payments

Withdrawal Charge Percentages Table

Number of Complete Years Since Receipt of Purchase Payment	Charge
		0	8.5%
		1	8.5%
		2	7.5%
		3	6.5%
		4	5%
		5	4%
6	3%
7 years or more	0%

Annuity Payments
Minimum Annuity Payment:                                                                $[100]
Annuity Mortality Table:	[Annuity 2000 Mortality Table]
Minimum Annual Annuity Payment Rate:	[1]%

Riders:
[The applicable riders based on the information from the application will populate this area.]

S40832-NY 3 [Base]

Guaranteed Purchase Rate Table
Upon request, we will furnish rates for ages and guaranteed periods not shown.

Annuity Options - Guaranteed monthly annuity payments per $1,000
	Option 1		Option 2				Option 3	Option 4	Option 5
			10-year guaranteed period		20-year guaranteed period		100% joint and survivor	10-year guaranteed period
Age on Annuity Date	Male	Female	Male	Female	Male	Female	Male & Female Same Age	Male & Female Same Age	Male	Female
30	[2.08	1.97	2.08	1.97	2.07	1.97	1.84	1.84	2.00	1.92
40	2.45	2.29	2.45	2.29	2.42	2.28	2.10	2.10	2.29	2.19
50	3.02	2.78	3.00	2.77	2.92	2.73	2.49	2.49	2.70	2.57
60	3.95	3.57	3.87	3.53	3.59	3.37	3.12	3.11	3.29	3.14
70	5.66	5.03	5.28	4.83	4.24	4.13	4.22	4.20	4.18	4.00
80	8.93	8.09	7.07	6.79	4.55	4.53	6.37	6.04	5.54	5.38
90	15.24	14.64	8.36	8.30	4.59	4.59	10.68	7.98	7.66	7.50]

S40832-NY [3A] [Base]

S40833-NY

Contract Schedule

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]
Maximum Issue Age:                                           [80]

Purchase Payments
Initial Purchase Payment:                                                                $[10,000]
Minimum Additional Purchase Payment:                                                                           $[50]
Maximum Total Purchase Payments:                                                                           $1 million; higher amounts may be accepted with our approval

Bonus
Bonus Rate:                                                                [6]%

Transfers
Number of Free Transfers Permitted:                                                                           12 each Contract Year
Transfer Fee:                                                                $25 for each transfer in excess of the free transfers permitted

Contract Charges
Mortality and Expense Risk Charge:                                                                           [1.90]%
Contract Maintenance Charge:	$[30.00] each Contract Year
Designated Amount:                                                                $[100,000]

Withdrawals
Minimum Partial Withdrawal:                                                                $[500]
Minimum Required Value:                                                                $[2,000]
Free Withdrawal Amount:                                                                [12]% of total Purchase Payments

Withdrawal Charge Percentages Table

Number of Complete Years Since Receipt of Purchase Payment	Charge
		0	8.5%
		1	8.5%
		2	8.5%
		3	8%
		4	7%
		5	6%
		6	5%
		7	4%
		8	3%
		9 years or more	0%

Annuity Payments
Minimum Annuity Payment:                                                                $[100]
Annuity Mortality Table:	[Annuity 2000 Mortality Table]
Minimum Annual Annuity Payment Rate:	[1]%

S40833-NY                                                                               3                                                            [Bonus]

Riders:
[The applicable riders based on the information from the application will populate this area.]

Guaranteed Purchase Rate Table
Upon request, we will furnish rates for ages and guaranteed periods not shown.

Annuity Options - Guaranteed monthly annuity payments per $1,000
	Option 1		Option 2				Option 3	Option 4	Option 5
			10-year guaranteed period		20-year guaranteed period		100% joint and survivor	10-year guaranteed period
Age on Annuity Date	Male	Female	Male	Female	Male	Female	Male & Female Same Age	Male & Female Same Age	Male	Female
30	[2.08	1.97	2.08	1.97	2.07	1.97	1.84	1.84	2.00	1.92
40	2.45	2.29	2.45	2.29	2.42	2.28	2.10	2.10	2.29	2.19
50	3.02	2.78	3.00	2.77	2.92	2.73	2.49	2.49	2.70	2.57
60	3.95	3.57	3.87	3.53	3.59	3.37	3.12	3.11	3.29	3.14
70	5.66	5.03	5.28	4.83	4.24	4.13	4.22	4.20	4.18	4.00
80	8.93	8.09	7.07	6.79	4.55	4.53	6.37	6.04	5.54	5.38
90	15.24	14.64	8.36	8.30	4.59	4.59	10.68	7.98	7.66	7.50]

S40833-NY [3A] [Bonus]

S40834-NY

Contract Schedule

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]
Maximum Issue Age:	[80]

Purchase Payments
Initial Purchase Payment:                                                                $[10,000]
Minimum Additional Purchase Payment:                                                                           $[50]
Maximum Total Purchase Payments:                                                                           $1 million; higher amounts may be accepted with our approval

Transfers
Number of Free Transfers Permitted:                                                                           12 each Contract Year
Transfer Fee:                                                                $25 for each transfer in excess of the free transfers permitted

Contract Charges
Mortality and Expense Risk Charge:                                                                           [1.65]%
Contract Maintenance Charge:	$[30.00] each Contract Year
Designated Amount:                                                                $[100,000]

Withdrawals
Minimum Partial Withdrawal:                                                                $[500]
Minimum Required Value:                                                                $[2,000]
Free Withdrawal Amount:                                                                [12]% of total Purchase Payments

Withdrawal Charge Percentages Table

Number of Complete Years Since Receipt of Purchase Payment	Charge
		0	8.5%
		1	7.5%
		2	5.5%
		3	3%
		4 years or more	0%

Annuity Payments
Minimum Annuity Payment:                                                                $[100]
Annuity Mortality Table:	[Annuity 2000 Mortality Table]
Minimum Annual Annuity Payment Rate:	[1]%

Riders:
[The applicable riders based on the information from the application will populate this area.]

S40834-NY                                                                          3 [SWC]

Guaranteed Purchase Rate Table
Upon request, we will furnish rates for ages and guaranteed periods not shown.

Annuity Options - Guaranteed monthly annuity payments per $1,000
	Option 1		Option 2				Option 3	Option 4	Option 5
			10-year guaranteed period		20-year guaranteed period		100% joint and survivor	10-year guaranteed period
Age on Annuity Date	Male	Female	Male	Female	Male	Female	Male & Female Same Age	Male & Female Same Age	Male	Female
30	[2.08	1.97	2.08	1.97	2.07	1.97	1.84	1.84	2.00	1.92
40	2.45	2.29	2.45	2.29	2.42	2.28	2.10	2.10	2.29	2.19
50	3.02	2.78	3.00	2.77	2.92	2.73	2.49	2.49	2.70	2.57
60	3.95	3.57	3.87	3.53	3.59	3.37	3.12	3.11	3.29	3.14
70	5.66	5.03	5.28	4.83	4.24	4.13	4.22	4.20	4.18	4.00
80	8.93	8.09	7.07	6.79	4.55	4.53	6.37	6.04	5.54	5.38
90	15.24	14.64	8.36	8.30	4.59	4.59	10.68	7.98	7.66	7.50]

S40834-NY                                                                             [3A] [SWC]

S40835-NY

Contract Schedule

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]                                           Scheduled Annuity Date:                                                      [04/15/65]
Maximum Issue Age:	[80]

Purchase Payments
Initial Purchase Payment:                                                                $[25,000]
Minimum Additional Purchase Payment:                                                                           $[50]
Maximum Total Purchase Payments:                                                                           $1 million; higher amounts may be accepted with our approval

Transfers
Number of Free Transfers Permitted:                                                                           12 each Contract Year
Transfer Fee:                                                                $25 for each transfer in excess of the free transfers permitted

Contract Charges
Mortality and Expense Risk Charge:                                                                           [1.75]%
Contract Maintenance Charge:	$[30.00] each Contract Year
Designated Amount:                                                                $[100,000]

Withdrawals
Minimum Partial Withdrawal:                                                                $[500]
Minimum Required Value:                                                                $[2,000]
Withdrawal Charge:                                                                None

Annuity Payments
Minimum Annuity Payment:                                                                $[100]
Annuity Mortality Table:	[Annuity 2000 Mortality Table]
Minimum Annual Annuity Payment Rate:	[1]%

Required Affiliated Rider
[Income Protector Rider, Income Focus Rider or Investment Protector Rider].  You can only request to remove a Required Affiliated Rider if we increase the Rider Charge.  If you request to remove a Required Affiliated Rider for any other reason and do not immediately replace it with another Required Affiliated Rider, your Contract terminates.

Base Contract
The Withdrawal Charge and Free Withdrawal Privilege under the Withdrawal section of the Base Contract do not apply.

Riders:
[The applicable riders based on the information from the application will populate this area.]

S40835-NY                                                                          3 [No WC]

Guaranteed Purchase Rate Table
Upon request, we will furnish rates for ages and guaranteed periods not shown.

Annuity Options - Guaranteed monthly annuity payments per $1,000
	Option 1		Option 2				Option 3	Option 4	Option 5
			10-year guaranteed period		20-year guaranteed period		100% joint and survivor	10-year guaranteed period
Age on Annuity Date	Male	Female	Male	Female	Male	Female	Male & Female Same Age	Male & Female Same Age	Male	Female
30	[2.08	1.97	2.08	1.97	2.07	1.97	1.84	1.84	2.00	1.92
40	2.45	2.29	2.45	2.29	2.42	2.28	2.10	2.10	2.29	2.19
50	3.02	2.78	3.00	2.77	2.92	2.73	2.49	2.49	2.70	2.57
60	3.95	3.57	3.87	3.53	3.59	3.37	3.12	3.11	3.29	3.14
70	5.66	5.03	5.28	4.83	4.24	4.13	4.22	4.20	4.18	4.00
80	8.93	8.09	7.07	6.79	4.55	4.53	6.37	6.04	5.54	5.38
90	15.24	14.64	8.36	8.30	4.59	4.59	10.68	7.98	7.66	7.50]

S40835-NY                                                                       [3A] [No WC]

S40845-NY

Income Protector Contract Schedule

Owner:                                           [John Doe]                                Contract Number: [??687456]
[Joint Owner:                                           [Jane Doe]]                                Rider Effective Date: [04/15/08]
Annuitant:                                           [John Doe]
Covered Person(s):                                            [John Doe]
[Jane Doe]

[Initial Amount:  [Total Purchase Payments received before the first contract quarterly anniversary.]]

[Annual Maximum Additional Purchase Payments: [Cannot exceed the Initial Amount; higher amounts may be accepted with our approval.]

[During the first rider year, Additional Purchase Payments are allowed on and after the first Quarterly Anniversary and before the first Rider Anniversary up to the Initial Amount.]]

Maximum Age For Selecting The Income Protector:  The older Covered Person must be age [80] or younger on the Rider Effective Date.

Annual Increase Percentage: [7]%

Maximum Birthday: [91st] birthday

Guarantee Years: [30] years

Ages At Which You Can Exercise The Income Protector:  On the Benefit Date, all Covered Persons must be at least age [60] and no Covered Person can be age [91] or older.

Available Benefit Date: The Benefit Date must be from the [1st] through the [28th] of a calendar month.

Free Withdrawal Privilege:  The Free Withdrawal Privilege is no longer available to you beginning on the Benefit Date and until the Rider Termination Date.

Minimum Lifetime Plus Payment: $[100]

Annual Maximum Lifetime Plus Payment Table:

Age band of the Covered Person, or younger Covered Person for joint Lifetime Plus Payments	Annual Maximum Lifetime Plus Payment Percentage for single Lifetime Plus Payments	Annual Maximum Lifetime Plus Payment Percentage for joint Lifetime Plus Payments
[60 to 64	4.0%	3.5%]
[65 to 79	4.5%	4.0%]
[80 or older	5.5%	5.0%]

Rider Charge:
[A Rider Charge of [1.20]% is assessed for single Lifetime Plus Payments.]
[A Rider Charge of [1.20]% is assessed for joint Lifetime Plus Payments.]

Maximum Rider Charge For The Income Protector:
For single Lifetime Plus Payments:  [2.50]%
For joint Lifetime Plus Payments:  [2.75]%

Maximum Change Percentage: [0.50]%

S40845-NY                                                                                                                                                     [Income Pro 05.12]

S40849-NY

Income Focus Contract Schedule

Owner:                                           [John Doe]                                Contract Number: [??687456]
[Joint Owner:                                           [Jane Doe]]                                Rider Effective Date: [04/15/12]
Annuitant:                                           [John Doe]
Covered Person(s):                                            [John Doe]
[Jane Doe]

[Initial Amount:  [Total Purchase Payments received before the first contract quarterly anniversary.]]

[Annual Maximum Additional Purchase Payments: [Cannot exceed the Initial Amount; higher amounts may be accepted with our approval.]

[During the first Rider Year, Additional Purchase Payments are allowed on and after the first Quarterly Anniversary and before the first Rider Anniversary up to the Initial Amount.]]

Age For Selecting Income Focus:  All Covered Persons must be at least age [45] and no Covered Person can be age [81] or older.

Maximum Birthday: [91st] birthday

Income Focus Exercise Age:  On the Benefit Date, all Covered Persons must be at least age [60] and no Covered Person can be age [91] or older.

Available Benefit Date: The Benefit Date must be from the [1st] through the [28th] of a calendar month.

Free Withdrawal Privilege:  The Free Withdrawal Privilege is no longer available to you beginning on the Benefit Date and until the Rider Termination Date.

Minimum Income Focus Payment: $[100]

Initial Income Value Percentage: [3.75]%

Performance Increase: [1]%

Rider Charge:
[A Rider Charge of [1.30]% is assessed for single Income Focus Payments.]
[A Rider Charge of [1.30]% is assessed for joint Income Focus Payments.]

Maximum Rider Charge For Income Focus:
For single Income Focus Payments:  [2.75]%
For joint Income Focus Payments:  [2.95]%

Maximum Change Percentage:  [0.50]%

S40849-NY                                                                                                                                                     [Income Focus 05.12]

S40854-NY

Investment Protector Contract Schedule

Owner:                                           [John Doe]                                Contract Number: [??687456]
[Joint Owner:                                           [Jane Doe]]                                Rider Effective Date:                                                  [04/15/08]
Annuitant:                                           [John Doe]                                Initial Target Value Date:                                                  [04/15/18]

Purchase Payment Period:  The first [3] years following the Rider Effective Date

[Initial Amount:  [Total Purchase Payments received before the first contract quarterly anniversary.]]

[Annual Maximum Additional Purchase Payments: [Cannot exceed the Initial Amount; higher amounts may be accepted with our approval.]

[During the first rider year, Additional Purchase Payments are allowed on and after the first Quarterly Anniversary and before the first Rider Anniversary up to the Initial Amount.]]

Guarantee Percentage:                                                                                                [100]%

Earliest Target Value Anniversary:                                                                                                [10th] Rider Anniversary

Future Anniversary:                                                                                     [5th] Rider Anniversary.

Maximum Birthday:                                                                                     [91st] birthday

Maximum Reset Birthday:                                                                                     [81st] birthday

Rider Charge:                                                                                     A Rider Charge of [0.95]% is assessed for this benefit.

Maximum Rider Charge For The Investment Protector:                                                                                                           [2.50]%

Maximum Change Percentage:                                                                                                [0.50]%

S40854-NY [Invest Pro 01.12]

S40858-NY

Maximum Anniversary Death Benefit Contract Schedule

Owner:                                [John Doe]                                           Contract Number:                                      [??687456]
[Joint Owner:                                [Jane Doe]]                                           Issue Date:                                      [04/15/10]
Annuitant:                                [John Doe]

End Date
Required Affiliated Rider:	[Income Protector Rider, Income Focus Rider or Investment Protector Rider].
Maximum Anniversary Death Benefit Maximum Birthday:                                                                                                           [91st] birthday

Additional Mortality and Expense Risk Charge
Mortality and Expense Risk Charge:                                                                      [0.30]%

S40858-NY [MAV]